CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

We are a non-diversified, closed-end management investment company organized under the laws of the State of Maryland. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our operations are externally managed and advised by our investment adviser, KA Fund Advisors, LLC (“KAFA”), pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We will seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also expect to continue to evaluate equity and debt investments in Upstream, Midstream and Other Energy Companies. “Energy Companies,” “Midstream Energy Companies,” “Upstream Energy Companies” and “Other Energy Companies” are each defined in Note 1 — Organization.

Portfolio Activity

On March 6, 2011, International Resource Partners LP (“IRP”) announced that it had entered into a definitive agreement to sell all of its partnership interests to James River Coal Company (NASDAQ: JRCC) for total consideration of $475 million in cash, subject to customary closing adjustments. The transaction is expected to close during April, assuming the Hart-Scott-Rodino 30-day waiting period expires without further comments or requests for additional information. We estimate that our share of the net proceeds from the sale will be approximately $100 million, of which approximately $94 million will be received in cash at closing and approximately $6 million will be held in escrow pending satisfaction of certain post-closing obligations or the expiration of certain time periods. Such escrow will be used to fund any indemnity claims and certain other contingent expenses, if any. As of February 28, 2011, we valued our investment in IRP at $94.5 million.

On April 1, 2011, Direct Fuels Partners, L.P. (“Direct Fuels”) closed on the sale of its biodiesel business to a third party. Cash proceeds from the sale were used to reduce the partnership’s leverage. In conjunction with this transaction, Direct Fuels’ Senior Credit Agreement was amended to allow the resumption of cash distributions to preferred and common equity unit holders, subject to certain performance tests, beginning in August of 2011. We expect Direct Fuels to be in compliance with these tests and expect to begin receiving full cash distributions on our preferred units and partial cash distributions on our common units during our third fiscal quarter. The amount of cash distributions paid to common unitholders will depend upon Direct Fuels’ operating results and such amount could be as much as the full quarterly distribution ($0.45 per unit).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Our Top Ten Portfolio Investments as of February 28, 2011

Listed below are our top ten portfolio investments by issuer as of February 28, 2011, represented as a percentage of our long-term investments.

						Percent of
					Amount	Long-Term
	Holding	Private	Debt	Sector	($ in millions)	Investments

1.	International Resource Partners LP	Private	Equity	Coal	$94.5	31.6%
2.	Direct Fuels Partners, L.P.	Private	Equity	Midstream	34.4	11.5
3.	VantaCore Partners LP	Private	Equity	Aggregates	20.3	6.8
4.	Antero Resources LLC	Private	Debt	Upstream	10.3	3.4
5.	Copano Energy, L.L.C.	Public	Equity	Midstream	9.6	3.2
6.	Crestwood Holdings Partners, LLC	Private	Debt	Midstream	7.4	2.5
7.	ProPetro Services, Inc.	Private	Debt	Oilfield Services	7.0	2.3
8.	Plains All American Pipeline, L.P.	Public	Equity	Midstream	6.7	2.3
9.	Enterprise Products Partners L.P.	Public	Equity	Midstream	6.7	2.2
10.	ONEOK Partners, L.P.	Public	Equity	Midstream	6.4	2.1

					$203.3	67.9%

Results of Operations — For the Three Months Ended February 28, 2011

Investment Income.  Investment income totaled $1.7 million and consisted primarily of interest income on our debt investments and net dividends and distributions. We received $2.5 million of cash dividends and distributions, of which $1.9 million was treated as a return of capital during the period. We also received $2.0 million of paid-in-kind dividends, of which $1.4 million was from Direct Fuels and $0.6 million was from VantaCore. These payment-in-kind dividends are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $2.1 million, including $1.3 million of investment management fees, $0.4 million of interest expense, of which $0.1 million was the amortization of debt issuance costs, and $0.4 million of other operating expenses. Investment management fees are calculated based on the average total assets under management.

Net Investment Loss.  Our net investment loss totaled $0.3 million and included a deferred income tax benefit of $0.1 million.

Net Realized Losses.  We had net realized losses from our investments of $3.2 million, after taking into account a deferred income tax benefit of $1.9 million. The majority of the net losses are attributable to the sale of our investment in PostRock Energy Corporation.

Net Change in Unrealized Gains.  We had net unrealized gains of $20.2 million. The net unrealized gain consisted of $32.0 million of unrealized gains from investments and a deferred income tax expense of $11.8 million. The majority of these gains are attributable to our investments in public MLPs and our investments in IRP and Direct Fuels. During the quarter, our valuation for IRP appreciated by $6.8 million (an 7.7% increase).

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $16.7 million. This increase is composed of a net investment loss of $0.3 million; net realized losses of $3.2 million; and net unrealized gains of $20.2 million, as noted above.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE”).

Operating expenses include (a) investment management fees paid to KAFA, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense.

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
February 28,
2011

Distributions and Other Income from Investments
Dividends and Distributions	$2.5
Paid-In-Kind Dividends and Distributions	2.0
Interest and Other Income(1)	1.1

Total Distributions and Other Income from Investments	5.6
Expenses
Investment Management Fee	(1.2)
Other Expenses	(0.4)

Total Management Fee and Other Expenses	(1.6)
Interest Expense	(0.3)

Net Distributable Income (NDI)	$3.7

Weighted Average Shares Outstanding	10.3
NDI per Weighted Average Share Outstanding	$0.36

(1)	Includes $0.1 million of commitment fees from PIPE investments, which is recorded as a reduction to the cost of the investment.

Payment of future distributions is subject to board of directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months;

•	The extent to which NDI is comprised of paid-in-kind (“PIK”) distributions;

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

•	Expected liquidity events at our portfolio companies; and

•	Realized and unrealized gains generated by the portfolio.

On March 30, 2011, we declared our quarterly distribution of $0.31 per common share for the period December 1, 2010 through February 28, 2011 for a total of $3.2 million. This distribution amount represents an increase of 3.3% from the prior quarter’s distribution of $0.30 per share and will be payable on April 28, 2011 to common stockholders of record on April 15, 2011.

The distribution increase was the result of higher distributions received from our portfolio of public MLPs and IRP. While a significant portion of the distributions received from Direct Fuels and VantaCore were in the form of additional partnership units, we believe that the cash component of these distributions will increase over the next twelve months. Further, we expect that the sale of IRP will close during April 2011. We plan to redeploy a significant amount of the after-tax proceeds from the sale into similarly structured transactions for private midstream companies, but we do not have any specific transactions identified. In the meantime, over the three-month period following the closing of the IRP transaction, we intend to reinvest those proceeds and proceeds from additional borrowings under our credit facility in a combination of public MLPs and quoted debt securities. We expect that such public MLP and quoted debt investments will support a quarterly dividend in the range of $0.33 to $0.34 per common share.

The component of our distribution that is from our current or accumulated earnings and profits will be taxable to a stockholder as dividend income. Currently, this income will be treated as qualified dividends for Federal income tax purposes at a rate of 15%. Distributions that exceed our current or accumulated earnings and profits will be treated as a tax-deferred return of capital to the extent of a stockholder’s basis.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•	NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	The non-cash amortization of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI. Further, write-offs of

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
MANAGEMENT DISCUSSION
(UNAUDITED)

capitalized debt issuance costs are excluded from our calculation of NDI, but are included in interest expense for GAAP purposes.

Liquidity and Capital Resources

As of February 28, 2011, we had approximately $4.0 million in short-term investments, which consisted of money market funds and repurchase agreements. Our repurchase agreements are collateralized by U.S. Treasury securities, and our counterparty is J.P. Morgan Securities Inc.

Our senior secured revolving credit facility (the “Credit Facility”) has a $70 million commitment and a three year term (maturing on March 30, 2013). Outstanding loan balances under the Credit Facility accrue interest at an annual rate equal to LIBOR plus 2.00% based on the current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds that are traded), the interest rate will increase to LIBOR plus 3.00%. We pay a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and there is a $7 million limit of borrowing base contribution from any single issuer.

As of February 28, 2011, we had $56.0 million of borrowings under our Credit Facility (at an interest rate of 2.27%), which represented 64.6% of our borrowing base of $86.7 million (71.2% of our borrowing base of $78.6 million attributable to quoted securities). As of April 7, 2011, we had $56.0 million of borrowings under our Credit Facility (at an interest rate of 2.26%), which represented 64.9% of our borrowing base of $86.3 million (71.5% of our borrowing base of $78.3 million attributable to quoted securities). The maximum amount that we can borrow under our Credit Facility is limited to the lesser of our commitment amount of $70.0 million and our borrowing base.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF FEBRUARY 28, 2011
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 132.8%
Equity Investments(1) — 108.8%
United States — 108.8%
Private MLP(2)(3) — 68.7%
Direct Fuels Partners, L.P. — Class A Common Units(4)	2,500	$25,000
Direct Fuels Partners, L.P. — Convertible Preferred Units(4)(5)	143	2,715
Direct Fuels Partners, L.P. — Class D Preferred Units(4)(6)	324	6,723
International Resource Partners LP	1,500	94,500
Plains All American GP LLC	3	5,302
VantaCore Partners LP(4)	1,465	19,773
VantaCore Partners LP — Preferred Units(7)	36	564

		154,577

Publicly Traded MLP and MLP Affiliate — 40.1%
Buckeye Partners, L.P.	83	5,366
Capital Product Partners L.P.	228	2,218
Chesapeake Midstream Partners, L.P.	40	1,042
Copano Energy, L.L.C.	265	9,604
Crestwood Midstream Partners LP	77	2,321
DCP Midstream Partners, LP	109	4,594
Eagle Rock Energy Partners, L.P.	432	4,204
Eagle Rock Energy Partners, L.P. — Warrants(8)(9)	370	1,363
Enbridge Energy Management, L.L.C.(4)	65	4,370
Enbridge Energy Partners, L.P.	58	3,880
Energy Transfer Partners, L.P.	112	6,113
Enterprise Products Partners L.P.	153	6,660
Exterran Partners, L.P.	82	2,443
Global Partners LP	142	3,871
Holly Energy Partners, L.P.	16	966
Inergy, L.P.	96	3,974
Kinder Morgan Management, LLC(4)	9	602
MarkWest Energy Partners, L.P.	55	2,465
Martin Midstream Partners L.P.	45	1,799
ONEOK Partners, L.P.	76	6,357
Penn Virginia GP Holdings, L.P.	31	819
Plains All American Pipeline, L.P.(3)	103	6,728
Targa Resources Partners LP	30	1,038
Teekay LNG Partners L.P.	51	1,946
Teekay Offshore Partners L.P.	23	664
Teekay Tankers Ltd.	73	785
TransMontaigne Partners L.P.	61	2,445
Western Gas Partners, LP	44	1,602

		90,239

Total Equity Investments (Cost $156,769)		244,816

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF FEBRUARY 28, 2011
(amounts in 000’s)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Debt Investments — 24.0%
Upstream — 14.1%
Antero Resources LLC	9.375%	12/1/17	$9,500	$10,260
BreitBurn Energy Partners L.P.	8.625	10/15/20	2,000	2,102
Carrizo Oil & Gas, Inc.	8.625	10/15/18	5,875	6,242
Comstock Resources, Inc.	7.750	4/1/19	2,000	2,010
Laredo Petroleum, Inc.	9.500	2/15/19	3,000	3,143
Petroleum Development Corporation	12.000	2/15/18	2,000	2,260
Rosetta Resources Inc.	9.500	4/15/18	5,005	5,543

				31,560

Midstream and Other — 6.8%
Crestwood Holdings Partners, LLC	(10)	10/1/16	7,135	7,385
Foresight Energy LLC	9.625	8/15/17	5,000	5,375
Genesis Energy, L.P.	7.875	12/15/18	2,500	2,563

				15,323

Oilfield Services — 3.1%
ProPetro Services, Inc.(2)(3)(8)(11)	(12)	2/15/12	10,500	7,000

Total Debt Investments (Cost $79,962)				53,883

Total Long-Term Investments (Cost $236,731)				298,699

			No. of
			Shares/Units
Short-Term Investments — 1.7%
Money Market Fund — 1.3%
J.P. Morgan U.S. Treasury Plus Money Market Fund (Cost $2,963)			2,963	2,963

Repurchase Agreement — 0.4%
J.P. Morgan Securities Inc. (Agreement dated 2/28/2011 to be repurchased at $1,000), collateralized by $1,020 in U.S. Treasury securities (Cost $1,000)	0.050	3/1/11	1,000

Total Short-Term Investments (Cost $3,963)			3,963

Total Investments — 134.5% (Cost $240,694)			302,662

Senior Secured Revolving Credit Facility Borrowings			(56,000)
Total Liabilities in Excess of Other Assets			(21,661)

Net Assets			$225,001

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Fair valued and restricted security. See Notes 2, 3 and 9.

(3)	The Company believes that it may be an affiliate of Direct Fuels Partners, L.P. (“Direct Fuels”), International Resource Partners LP (“IRP”) and VantaCore Partners LP (“VantaCore”) and that it is an affiliate of Plains All

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
SCHEDULE OF INVESTMENTS
AS OF FEBRUARY 28, 2011
(amounts in 000’s)
(UNAUDITED)

American GP LLC, Plains All American Pipeline, L.P. and ProPetro Services, Inc. (“ProPetro”). See Note 6 — Agreements and Affiliations.

(4)	All or a portion of distributions are paid-in-kind.

(5)	The Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. See Note 9 — Restricted Securities.

(6)	The Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. The Class D Preferred Units have a liquidation preference of $20.00 per unit and were issued by Direct Fuels to holders of common units and preferred units in lieu of cash distributions. See Note 9 — Restricted Securities.

(7)	The Preferred Units have a liquidation preference of $17.50 per unit and were issued on February 15, 2011 by VantaCore to holders of the common units in lieu of a full cash distribution for the quarter. The Preferred Units are senior to VantaCore’s Common Units. See Note 9 — Restricted Securities.

(8)	Security is non-income producing.

(9)	The Company holds 370 warrants of Eagle Rock Energy Partners, L.P. (“Eagle Rock”). Each warrant entitles the holder to purchase one Eagle Rock common unit for $6.00 on the specified days of March 15, May 15, August 15 and November 15 through the expiration date of May 15, 2012.

(10)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of February 28, 2011).

(11)	The Company also holds 184,890 common shares, which represents 23.5% of the total shares outstanding, of ProPetro Services, Inc. The Company assigned no value to these shares as of February 28, 2011.

(12)	Floating rate senior secured first lien term loan facility. The Company is not accruing interest income on this security. See Note 2 — Investment Income.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2011
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $100,360)	$130,394
Affiliated (Cost — $136,371)	168,305
Short-term investments (Cost — $3,963)	3,963

Total investments (Cost — $240,694)	302,662
Receivable for securities sold	504
Interest, dividends and distributions receivable	1,096
Debt issuance costs, prepaid expenses and other assets	1,000

Total Assets	305,262

LIABILITIES
Senior secured revolving credit facility	56,000
Deferred income tax liability, net	20,340
Payable for securities purchased	2,000
Investment management fee payable	1,251
Accrued directors’ fees and expenses	74
Accrued expenses and other liabilities	596

Total Liabilities	80,261

NET ASSETS	$225,001

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized; 10,284,477 shares issued and outstanding)	$10
Paid-in capital	195,246
Accumulated net investment loss, net of income taxes, less dividends	(10,080)
Accumulated net realized gains (losses) on investments, net of income taxes	1,060
Net unrealized gains (losses) on investments, net of income taxes	38,765

NET ASSETS	$225,001

NET ASSET VALUE PER SHARE	$21.88

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2011
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and Distributions:
Non-affiliated investments	$1,329
Affiliated investments	1,192

Total dividends and distributions	2,521
Return of capital	(1,892)

Net dividends and distributions	629
Interest and other income	1,045

Total investment income	1,674

Expenses
Investment management fees	1,251
Professional fees	93
Directors’ fees and expenses	75
Insurance	34
Administration fees	43
Custodian fees	11
Other expenses	132

Total expenses — before interest expense	1,639
Interest expense	437

Total expenses	2,076

Net Investment Income (Loss) — Before Income Taxes	(402)
Deferred income tax benefit (expense)	148

Net Investment Income (Loss)	(254)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	(5,122)
Deferred income tax benefit (expense)	1,885

Net Realized Gains (Losses)	(3,237)

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	49,453
Investments — affiliated	(17,454)
Deferred income tax expense	(11,776)

Net Change in Unrealized Gains	20,223

Net Realized and Unrealized Gains	16,986

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,732

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS
(amounts in 000’s, except share amounts)

	Three Months
	Ended
	February 28, 2011		For the Year Ended
	(Unaudited)		November 30, 2010

OPERATIONS
Net investment income (loss)	$(254)		$(1,803)
Net realized gains (losses)	(3,237)		7,569
Net change in unrealized gains	20,223		47,448

Net Increase in Net Assets Resulting from Operations	16,732		53,214

DIVIDENDS AND DISTRIBUTIONS
Dividends	—	(1)	(5,154	)(2)
Distributions — return of capital	(3,080	)(1)	(7,090	)(2)

Dividends and Distributions	(3,080)		(12,244)

CAPITAL STOCK TRANSACTIONS
Issuance of 17,817 and 102,682 shares of common stock from reinvestment of dividends	308		1,532

Increase in Net Assets from Capital Stock Transactions	308		1,532

Total Increase in Net Assets	13,960		42,502

NET ASSETS
Beginning of period	211,041		168,539

End of period	$225,001		$211,041

(1)	This is an estimate of the characterization of the distributions paid to common stockholders for the three months ended February 28, 2011 as either a dividend (ordinary income) or distribution (return of capital). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the common stock distributions made during the current period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal year ended November 30, 2010 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2011
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$16,732
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of long-term investments	(25,177)
Proceeds from sale of long-term investments	27,774
Purchase of short-term investments, net	(1,888)
Realized losses on investments	5,122
Return of capital distributions	1,892
Unrealized gains on investments	(31,999)
Deferred income tax provision	9,743
Accretion of bond discount	(1)
Increase in receivable for securities sold	(504)
Decrease in interest, dividends and distributions receivable, net	101
Decrease in prepaid expenses and other assets	42
Increase in payable for securities purchased	2,000
Increase in investment management fee payable	101
Increase in accrued directors’ fees and expenses	1
Decrease in accrued expenses and other liabilities	(167)

Net Cash Provided by Operating Activities	3,772

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of senior secured revolving credit facility	(1,000)
Cash distributions to stockholders	(2,772)

Net Cash Used in Financing Activities	(3,772)

NET CHANGE IN CASH	—
CASH — BEGINNING OF PERIOD	—

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $308 for the three months ended February 28, 2011.

During the three months ended February 28, 2011, there were no state income taxes paid and interest paid was $380.

During the three months ended February 28, 2011, the Company received $2,035 of paid-in-kind dividends and distributions. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Three						For the Period
	Months Ended		For the Year Ended				September 21, 2006
	February 28, 2011		November 30,				through
	(Unaudited)		2010	2009	2008	2007	November 30, 2006

Per Share of Common Stock(1)
Net asset value, beginning of period	$20.56		$16.58	$16.10	$23.95	$24.03	$23.32

Net investment income (loss)	(0.02)		(0.18)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	1.65		5.39	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—		—	—	(0.38)	—	—

Total income (loss) from investment operations	1.63		5.21	1.78	(6.18)	1.26	0.71

Dividends(2)	—		(0.51)	—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)(3)	—		—	—	—	(0.15)	—
Distributions — return of capital(2)	(0.30)		(0.69)	(1.30)	(1.67)	(0.24)	—

Total Dividends and Distributions	(0.30)		(1.20)	(1.30)	(1.67)	(1.34)	—

Effect of shares issued in reinvestment of dividends	(0.01)		(0.03)	—	—	—	—

Net asset value, end of period	$21.88		$20.56	$16.58	$16.10	$23.95	$24.03

Market value per share, end of period	$18.44		$18.21	$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(4)	3.02%		45.8%	56.0%	(54.8)%	9.3%	(10.7)%

Supplemental Data and Ratios(5)
Net assets, end of period	$225,001		$211,041	$168,539	$162,687	$240,758	$240,349

Ratio of expenses to average net assets:
Management fees	2.3%		2.1%	2.0%	0.4%	3.1%	2.4%
Other expenses	0.8		1.0	1.3	1.1	0.9	1.3

Subtotal	3.1		3.1	3.3	1.5	4.0	3.7
Interest expense	0.8		0.9	0.8	2.0	1.0	—
Management fee waivers	—		—	—	—	(0.4)	(0.5)

Expenses (excluding tax expense)	3.9		4.0	4.1	3.5	4.6	3.2
Tax expense	18.1		16.3	6.9	— (7)	0.8	—

Total expenses(6)	22.0%		20.3%	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets	(0.5)%		(1.0)%	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets resulting from operations to average net assets	7.7	%(8)	28.3%	11.3%	(29.5)%	5.1%	3.0	%(8)
Portfolio turnover rate	8.8	%(8)	33.4%	20.9%	27.0%	28.8%	5.6	%(8)
Average net assets	$218,021		$188,307	$160,847	$211,531	$246,468	$234,537
Average shares of common stock outstanding	10,271,411		10,212,289	10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the Credit Facilities	$60,856		$54,956	$53,422	$75,563	$32,584	—
Average amount of borrowings outstanding per share of common stock during the period	$5.92		$5.38	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding for each of the periods ended.

(2)	The information presented for the three months ended February 28, 2011 is an estimate of the characterization of the distributions paid based on the Company’s operating results during the period. The information presented in each of the other periods is a characterization of a portion of the total distributions paid to common stockholders as either dividends (ordinary income) or distributions (long term capital gains or return of capital) and is based on the Company’s earnings and profits.

(3)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	For the year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(7)	For the year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it cannot be predicted whether the Company will incur a benefit in the future, a deferred income tax expense of 0% has been assumed.

(8)	Not annualized.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” Prior to November 30, 2007, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Since December 1, 2007, the Company has been taxed as a corporation. See Note 4 — Income Taxes.

From inception through July 6, 2010, the Company had elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). On June 30, 2010, the Company’s stockholders approved the withdrawal of its election to be treated as a BDC under the 1940 Act, and on July 7, 2010, the Company filed the withdrawal with the SEC, which was effective upon receipt. The Company is also no longer subject to the requirement that 70% of its portfolio must be comprised of “qualifying assets,” which generally include domestic private companies.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts and repurchase agreements.

C. Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each quarter. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company’s portfolio includes securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in good faith by the Board of Directors of the Company under a valuation policy and a consistently applied valuation process. Unless otherwise determined by the Board of Directors, the following valuation process, approved by the Board of Directors, is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA”) responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Board of Directors) on a quarterly basis.

•	Valuation Committee. The Valuation Committee meets each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with procedures adopted by the Board of Directors in such quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors.

•	Valuation Firm. No less frequently than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities. The independent valuation firm provides third-party valuation consulting services to the Board of Directors which consist of certain limited procedures that the Company identified and requested them to perform. For the three months ended February 28, 2011, the independent valuation firm provided limited procedures on investments in five portfolio companies, comprising approximately 53.4% of the total investments as of February 28, 2011. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable.

•	Board of Directors Determination. The Board of Directors considers the valuations provided by KAFA and the Valuation Committee and ratifies valuations for the applicable securities at each quarterly board meeting. The Board of Directors considers the reports provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

During the course of such valuation process, whenever possible, privately-issued equity and debt investments are valued using comparisons of valuation ratios of the portfolio companies that issued such equity and debt securities to any peer companies that are publicly traded. The value derived from this analysis is then discounted to

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

reflect the illiquid nature of the investment. The Company also utilizes comparative information such as acquisition transactions, public offerings or subsequent equity sales to corroborate its valuations. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments in privately-issued securities may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Factors that the Company may take into account in fair value pricing its investments include, as relevant, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, the nature and realizable value of any collateral and other relevant factors.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) will be valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount will initially be equal in amount to the discount negotiated at the time of purchase. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA will determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

At February 28, 2011, the Company held 71.8% of its net assets applicable to common stockholders (52.9% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at February 28, 2011 was $161,577. See Note 9 — Restricted Securities.

E. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

G. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Company may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations,

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.  The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

H. Return of Capital Estimates — Distributions received from the Company’s investments in public and private master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from MLPs and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The following table sets forth the Company’s estimated return of capital for distributions received from its public and private MLPs, both as a percentage of total distributions and in thousands of dollars. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains during the period.

Three Months Ended
February 28, 2011

Return of capital portion of dividends and distributions received	75%
Return of capital — attributable to Net Realized Gains	$186
Return of capital — attributable to Net Change in Unrealized Gains	1,706

Total return of capital	$1,892

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three months ended February 28, 2011, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

Effective January 28, 2011, ProPetro Services, Inc. (“ProPetro”) completed its recapitalization plan. Our debt investment in ProPetro will pay interest in kind until its maturity date in February 2012. During the three months ended February 28, 2011, the Company recognized no interest income related to its investment in ProPetro.

The Company receives paid-in-kind dividends in the form of additional units from its investments in Direct Fuels Partners, L.P., VantaCore Partners LP, Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt. During the three months ended February 28, 2011, the Company received the following stock dividends.

Three Months Ended
February 28, 2011

Direct Fuels Partners, L.P.	$1,395
VantaCore Partners LP	564
Enbridge Energy Management, L.L.C.	66
Kinder Morgan Management, LLC	10

Total stock dividends	$2,035

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made for the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.

K. Income Taxes  — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability (asset).

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of February 28, 2011, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Company has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories:

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the Company’s assets measured at fair value on a recurring basis at February 28, 2011, and the Company presents these assets by security type and description on its Schedule of Investments.

		Quoted Prices in	Prices with Other	One or More
		Active Markets	Observable Inputs	Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$244,816	$90,239	$—	$154,577
Debt investments	53,883	—	46,883	7,000
Short-term investments	3,963	—	3,963	—

Total assets at fair value	$302,662	$90,239	$50,846	$161,577

The Company did not have any liabilities that were measured at fair value on a recurring basis at February 28, 2011. For the three months ended February 28, 2011, there were no transfers between Level 1 and Level 2.

In January 2010, the FASB Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required are effective for the Company’s fiscal year beginning December 1, 2011 and for interim periods within that fiscal year.

The disclosures for the Company’s fiscal year beginning December 1, 2011 relate to presenting separately the Level 3 purchases, sales, issuances and settlements on a gross basis instead of one net amount. Management will continue to evaluate the impact of ASU No. 2010-6 for the required disclosures.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2011.

	Three Months Ended February 28, 2011
	Total	Debt	Equity

Balance — November 30, 2010	$143,811	$4,500	$139,311
Transfers out of Level 3	—	—	—
Realized gains (losses)	—	—	—
Unrealized gains, net	10,807	2,500	8,307
Purchases, issuances or settlements	6,959	—	6,959

Balance — February 28, 2011	$161,577	$7,000	$154,577

The $10,807 of unrealized gains, net, presented in the table above for the three months ended February 28, 2011 relate to investments that were still held at February 28, 2011, and the Company presents these unrealized gains (losses) on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases, issuances or settlements for the three months ended February 28, 2011 relate to the issuance of Class D Preferred Units of Direct Fuels in lieu of common and preferred distributions, the issuance of Preferred Units of VantaCore for the remainder of our minimum quarterly cash distribution that was not paid entirely in cash, and our investment in Plains All American GP LLC.

4.	Income Taxes

Income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities are as follows:

As of
February 28, 2011

Deferred tax assets:
Organizational costs	$15
Net operating loss carryforwards — Federal	4,154
Net operating loss carryforwards — State	283
Net capital loss carryforwards	2,569
Deferred tax liabilities:
Net unrealized gains on investment securities	(26,141)
Basis reductions resulting from estimated return of capital	(1,220)

Total deferred tax liability, net	$(20,340)

At February 28, 2011 the Company had a federal net operating loss carryforward of $12,216 (deferred tax asset of $4,154). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $3,315, $813 and $8,088 of the net operating loss carryforward will expire in 2028, 2029 and 2030. In addition, the Company has state net operating losses which total approximately $10,202 (deferred tax asset of $283). These state net operating losses expire in 2013 through 2030.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

At February 28, 2011, the Company had a capital loss carryforward of $6,988 (deferred tax asset of $2,569). Realization of the capital loss carryforwards are dependent on generating sufficient capital gains prior to the expiration of the capital loss carryforward in 2014.

As of February 28, 2011, the identified cost of investments for federal income tax purposes was $230,085. The cost basis of investments includes a $10,609 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments at February 28, 2011. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of February 28, 2011

Gross unrealized appreciation of investments	$117,906
Gross unrealized depreciation of investments	(45,329)

Net unrealized appreciation (depreciation) of investments	$72,577

For the three months ended February 28, 2011, the Company’s effective tax rate was 36.8%. Components of the Company’s income tax benefit (expense) were as follows:

For the
Three Months Ended
February 28, 2011

Current income tax benefit — net investment loss	$—
Deferred income tax benefit (expense) — net investment loss (income)	148
Deferred income tax benefit (expense) — realized losses (gains)	1,885
Deferred income tax expense — unrealized gains	(11,776)

Income tax expense	$(9,743)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the three months ended February 28, 2011, as follows:

For the
Three Months Ended
February 28, 2011

Computed expected federal income tax expense	$(9,266)
State income tax, net of federal tax expense	(477)
Other, net	—

Total income tax expense	$(9,743)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of February 28, 2011, the Company did not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

5.	Concentration of Risk

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. Under normal circumstances, the Company intends to invest at least 80% of total assets in securities of Energy Companies. A key focus area for the Company’s investments in the energy industry is equity and debt investments in Midstream Energy Companies structured as limited partnerships. The

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

Company also invests in equity and debt securities of Other Energy Companies and debt securities in Upstream Energy Companies. A substantial portion of the cash flow received by the Company is derived from investments in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement — The Company has entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the Administration Agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which the Company has material future rights and commitments. Pursuant to the investment management agreement, KAFA has agreed to serve as investment adviser. Payments under the investment management agreement include a management fee and reimbursement of certain expenses.

Investment Management Fee.  The Company pays an amount equal on an annual basis to 1.75% of average total assets to KAFA as compensation for services rendered. This amount is payable each quarter after the end of the quarter. For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

The Company’s management fees for the three months ended February 28, 2011 were $1,251.

Following stockholder approval on June 30, 2010, the Company withdrew its election to be treated as a BDC under the 1940 Act on July 7, 2010. In conjunction with this withdrawal, the Company amended its investment management agreement and is no longer subject to the incentive fee provisions of the prior agreement.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

determination is made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Affiliated Investments.

Direct Fuels Partners, L.P. — At February 28, 2011, the Company held a 39.9% limited partnership interest in Direct Fuels Partners, L.P. (“Direct Fuels”). The Company believes that the limited partnership interests of Direct Fuels should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the board of the general partner for Direct Fuels. Although the Company does not own any interest in the general partner of Direct Fuels, it believes that it may be an affiliate of Direct Fuels under the 1940 Act by virtue of its participation on the board of the general partner.

International Resource Partners LP — At February 28, 2011, the Company held a 23.6% limited partnership interest in International Resource Partners LP (“IRP”). The Company believes that the limited partnership interests of IRP should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the advisory board of the general partner for IRP. Although the Company does not own any interest in the general partner of IRP, it believes that it may be an affiliate of IRP under the 1940 Act by virtue of its participation on the advisory board of the general partner.

Plains All American GP LLC and Plains All American Pipeline, L.P.— Robert V. Sinnott is a member of the Company’s Board of Directors and a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“PAA GP”), the general partner of Plains All American Pipeline, L.P. Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of PAA GP. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of PAA GP and Plains All American, L.P. under the 1940 Act by virtue of (i) the ownership interests in the general partner by the Company and other affiliated Kayne Anderson funds and (ii) Mr. Sinnott’s participation on the board of PAA GP.

ProPetro Services, Inc. — At February 28, 2011, the Company held 23.5% of ProPetro Services, Inc. (“ProPetro”) outstanding common stock. The Company’s President and Chief Executive Officer and one of its Executive Vice Presidents serve as directors on ProPetro’s board of directors. The Company believes that it is affiliate of ProPetro by virtue of its common stock ownership and its participation on its board of directors.

VantaCore Partners LP — At February 28, 2011, the Company held a 30.4% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents serves as Chairman of the board of directors of the general partner for VantaCore. Although the Company does not own any interest in the general

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

partner of VantaCore, it believes that it may be an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.

7.	Derivative Financial Instruments

As required by the Derivative and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

As of February 28, 2011, the Company held no derivative instruments, and during the three months ended February 28, 2011, the Company did not have any activity involving derivative instruments.

8.	Investment Transactions

For the three months ended February 28, 2011, the Company purchased and sold securities in the amount of $25,177 and $27,774 (excluding short-term investments), respectively.

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

At February 28, 2011, the Company held the following restricted investments:

				Number of
				Units,
				Warrants, or			Fair Value	Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	per Unit/	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Warrant	Assets	Assets

Level 3 Investments(1)
Direct Fuels Partners, L.P.(2)	Class A Common Units	6/11/07	(3)	2,500	$41,359	$25,000	$10.00	11.1%	8.2%
Direct Fuels Partners, L.P.	Class A Convertible Preferred Units(4)	5/14/09	(3)	96	1,952	1,808	18.75	0.8	0.6
Direct Fuels Partners, L.P.	Class B Convertible Preferred Units(4)	8/25/09	(3)	27	538	511	19.00	0.2	0.2
Direct Fuels Partners, L.P.	Class C Convertible Preferred Units(4)	11/20/09	(3)	20	408	396	19.50	0.2	0.1
Direct Fuels Partners, L.P.	Class D Preferred Units	(5)	(3)	324	5	6,723	20.75	3.0	2.2
International Resource Partners LP(6)	Class A Units	6/12/07	(3)	1,500	26,276	94,500	63.00	42.0	30.9
Plains All American GP LLC	Class A Common Units	12/23/10,	(3)
		12/31/10		3	5,008	5,302	1,522	2.4	1.7
ProPetro Services, Inc.	Common Shares	2/15/07	(3)	184,890	—	—	—	—	—
ProPetro Services, Inc.	Secured Term Loan	2/15/07	(3)	$10,500	35,789	7,000	n/a	3.1	2.3
VantaCore Partners LP(7)	Class A Common Units	5/21/07,	(3)
		8/04/08		1,465	21,663	19,773	13.50	8.8	6.5
VantaCore Partners LP	Preferred Units(8)	2/24/11	(3)	36	—	564	15.50	0.2	0.2

Total					$132,998	$161,577		71.8%	52.9%

Level 2 Investments(9)
BreitBurn Energy Partners L.P.	Senior Notes	(10)	(11)	$2,000	$2,050	$2,102	n/a	0.9%	0.7%
Carrizo Oil & Gas, Inc.	Senior Notes	(10)	(11)	$5,875	6,030	6,242	n/a	2.8	2.0
Crestwood Holdings Partners, LLC	Senior Notes	(10)	(3)	$7,135	7,030	7,385	n/a	3.3	2.4
Foresight Energy LLC	Senior Notes	8/6/10	(3)	$5,000	4,970	5,375	n/a	2.4	1.8
Genesis Energy, L.P.	Senior Notes	11/12/10	(11)	$2,500	2,500	2,563	n/a	1.1	0.9
Laredo Petroleum, Inc.	Senior Notes	1/12/11	(3)	$3,000	3,000	3,143	n/a	1.4	1.0

Total					$25,580	$26,810		11.9%	8.8%

Total of all restricted securities					$158,578	$188,387		83.7%	61.7%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(3)	Unregistered security of a private company.

(4)	The Direct Fuels Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. The Class A Preferred Units are convertible into Class A Common Units at a price of $20.00 per unit. The Class B Preferred Units are convertible into Class A Common Units at a price of $18.50 per unit. The Class C Preferred Units are convertible into Class A Common Units at a price of $15.50 per unit.

(5)	The Direct Fuels Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. The Class D Preferred Units are being issued by Direct Fuels to the holders of common units and preferred units in lieu of cash distributions. During the three months ended February 28, 2011, we received Class D Preferred Units on February 15.

(6)	The Company’s investment in IRP includes 10 incentive distribution rights (10% of total outstanding incentive distribution rights) for which the Company does not assign a value.

(7)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company does not assign a value.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

(8)	The VantaCore Preferred Units are senior to the VantaCore Common Units. The Preferred Units have a liquidation preference of $17.50 per unit and were issued on February 15, 2011 by VantaCore to holders of the Common Units in lieu of a full cash distribution for the quarter.

(9)	These securities have a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(10)	These securities were acquired at various dates throughout the three months ended February 28, 2011 and in prior years.

(11)	Unregistered security of a public company.

10.	Senior Secured Revolving Credit Facility

On March 30, 2010, the Company replaced its then existing senior secured revolving credit facility with an amended and restated senior secured revolving credit facility (the “Credit Facility”). The Credit Facility has availability of $70,000 and a three year commitment maturing on March 30, 2013. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 2.00% based on current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. The Company paid an upfront fee of 0.50% on the $70,000 commitment and pays a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets and are guaranteed by any of the Company’s future subsidiaries, other than special purpose subsidiaries. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, on a consolidated basis, of total assets (excluding deferred tax assets) less liabilities (other than indebtedness and deferred tax liabilities) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base, (c) maintaining consolidated net assets at each fiscal quarter end of not less than the greater of: 40% of the consolidated total assets of the Company and its subsidiaries, and $70,000 plus 25% of the net proceeds from any issuance of equity securities by the Company and its subsidiaries subsequent to the closing of the Credit Facility, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends and other specified restricted payments, (h) limitations on disposition of assets, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on properties of the Company and its subsidiaries, (k) limitations on sale and leaseback transactions, (l) limitations on specified hedging transactions, (m) limitations on changes in accounting treatment and reporting practices, (n) limitations on specified amendments to the Company’s investment management agreement during the continuance of a default, (o) limitations on the aggregate amount of unfunded commitments, and (p) limitations on establishing deposit, securities or similar accounts not subject to control agreements in favor of the lenders. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base and could cause the Company to be in default under the terms of its loans under the Credit Facility. Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations, and private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

Under the terms of the Credit Facility, if borrowings exceed 90% of borrowing base, the Company is restricted in paying distributions to stockholders to no more than the amount of Distributable Cash Flow for the current and prior three quarters. As of February 28, 2011, the Company had $56,000 borrowed under its Credit Facility (at an interest rate of 2.27%), which represented 64.6% and 71.2% of its borrowing base and quoted borrowing base of $86,682 and $78,621, respectively. The maximum amount that the Company can borrow under its Credit Facility is limited to the lesser of the commitment amount of $70,000 and its borrowing base.

As of February 28, 2011, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

11.	Common Stock

The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the three months ended February 28, 2011 were as follows:

Shares outstanding at November 30, 2010	10,266,660
Shares issued through reinvestment of dividends and distributions	17,817

Shares outstanding at February 28, 2011	10,284,477

12.	Subsequent Events

On March 30, 2011, the Company declared its quarterly distribution of $0.31 per common share for the period December 1, 2010 through February 28, 2011, for a total of $3,188. This quarterly distribution represents an increase of 3.3% from the prior quarter’s distribution of $0.30 per share. The distribution is payable on April 28, 2011 to stockholders of record on April 15, 2011.

On March 6, 2011, the Company announced that International Resource Partners LP entered into a definitive agreement to sell all its partnership interests to James River Coal Company (NASDAQ: JRCC) for total consideration of $475,000 in cash, subject to customary closing adjustments. The Company expects this transaction to close during April, assuming the Hart-Scott-Rodino 30-day waiting period expires without further comments or requests for additional information.

The Company estimates that its share of the net proceeds from the sale will be approximately $100,000, of which approximately $94,000 will be received in cash at closing and approximately $6,000 will be held in escrow pending satisfaction of certain post-closing obligations or the expiration of certain time periods. Such escrow will be used to fund any indemnity claims and certain other contingent expenses, if any.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
William R. Cordes	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Robert V. Sinnott	Director
William L. Thacker	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President
Ron M. Logan, Jr.	Senior Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC. 717 Texas Avenue, Suite 3100 Houston, TX 77002	Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor Dallas, TX 75254	350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.